Preferred Stock	6 Months Ended
Jun. 30, 2017
Temporary Equity Abstract
Preferred Stock

Note 10. Preferred Stock

Preferred Stock Issuance

On June 30, 2017, we completed the Acquisition, which was partially funded through the issuance of the Preferred Stock. On May 10, 2017, we entered in to a Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement”), by and among us and CP VI Eagle Holdings, L.P. (the “Carlyle Investor”), an affiliate of The Carlyle Group, L.P., for $435.0 million dollars in exchange for 435,000 shares of Preferred Stock.

Series A Perpetual Convertible Preferred Stock
(in thousands)
Balance at December 31, 2016	$—
Issuance of preferred stock in connection with the Acquisition	435,000
Costs incurred related to the issuance of preferred stock	(2,416)
Preferred stock dividends	73

Balance at June 30, 2017	$432,657

The Preferred Stock ranks senior to our common stock with respect to dividend rights and with respect to rights on liquidation, winding-up and dissolution. The Preferred Stock has an initial Accreted Value (as defined in the Certificate) of $1,000 per share and is entitled to a dividend at a rate of 6% per annum on the Accreted Value payable in cash if, as and when declared by our board of directors. If a cash dividend is not declared and paid in respect of any dividend payment period, then the Accreted Value of each outstanding share of Preferred Stock will automatically be increased by the amount of the dividend otherwise payable for such dividend payment period. Any increase in the Accreted Value will, among other things, increase the number of shares of common stock issuable upon conversion of each share of Preferred Stock. The Preferred Stock also participates in dividends and distributions on our common stock on an as-converted basis. If at any time following December 30, 2019, the closing sale price of our common stock equals or exceeds 130% of the Conversion Price (as defined below) for at least 25 consecutive trading days, our obligation to pay dividends on the Preferred Stock shall terminate permanently.

The Preferred Stock is convertible at the option of the holders at any time after June 30, 2018 into the amount of shares of common stock per share of Preferred Stock (such rate, the “Conversion Rate”) equal to the quotient of (i) the Accreted Value in effect on the conversion date divided by (ii) a conversion price of $13.90 (the “Conversion Price”), subject to customary anti-dilution adjustments and customary provisions related to partial dividend periods. The holders of Preferred Stock may also convert their Preferred Stock at the Conversion Rate prior to June 30, 2018 in connection with certain change of control transactions and in connection with sales of common stock by certain of our existing stockholders.

Following June 30, 2021, the Company may cause the conversion of the Preferred Stock at the Conversion Rate, provided the closing sale price of the common stock equals or exceeds 140% of the Conversion Price for the 20 trading days ending on the date immediately prior to the date of delivery of the Company’s notice to convert and subject to certain other requirements regarding registration of the shares issuable upon conversion. Notwithstanding the foregoing, the Company shall only be permitted to deliver one conversion notice during any 180 day period and the number of shares of common stock issued upon conversion of the Preferred Stock for which such automatic conversion notice is given shall be limited to 25 times the average daily trading volume of our common stock during the 20 trading days ending on the date immediately prior to the date of delivery of the Company’s notice to convert.

If the Company undergoes certain change of control transactions, the holders of the Preferred Stock are entitled to cause the Company to redeem the Preferred Stock for cash in an amount equal to the Accreted Value, plus the net present value of dividend payments that would have been accrued as payable to the holders following the date of the consummation of such change of control and through December 30, 2019, in the case of any change of control occurring prior to December 30, 2019 (the “COC Redemption Price”). In addition, the Company has the right in connection with any such change of control transaction (i) to elect to redeem any Preferred Stock contingent upon and contemporaneously with the consummation of such change of control or (ii) to redeem any Preferred Stock following the consummation of such control that is not otherwise converted or redeemed as described in the preceding sentence and clause (i) of this sentence for cash at the COC Redemption Price.

At any time after June 30, 2022, the Company may redeem the Preferred Stock, in whole or in part, for an amount in cash equal to, per each share of Preferred Stock, (i) on or prior to the June 30, 2023, the Accreted Value multiplied by 112%, (ii) on or prior to June 30, 2024, the Accreted Value multiplied by 109% or (ii) after June 30, 2024, the Accreted Value multiplied by 106%.

Until conversion, the holders of the Preferred Stock vote together with our common stock on an as-converted basis and also have rights to vote as a separate class on certain customary matters impacting the Preferred Stock. However, the Preferred Stock is not entitled to vote with the common stock on an as-converted basis, is not convertible into our common stock and is not entitled to the board election rights described below until the Requisite Approvals Notice Date (as defined in the Certificate).

In addition, from and after the Requisite Approvals Notice Date, the Carlyle Investor, as a holder of Preferred Stock is entitled to elect (i) two directors to our board of directors for so long as the Carlyle Investor or its affiliates hold Preferred Stock and shares of our common stock, including shares of common stock issuable upon the conversion of Preferred Stock, representing at least 10% of our outstanding common stock on an as-converted basis and (ii) one board seat for so long as the Carlyle Investor or its affiliates hold Preferred Stock and shares of our common stock, including shares of common stock issuable upon the conversion of Preferred Stock, representing 5% or more of our outstanding common stock on an as-converted basis.